EXHIBIT 99.3

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of Halcon Resources Corporation, a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of August 16, 2019.

AF IV ENERGY II AIV B1, L.P.,
AF IV ENERGY II AIV A1, L.P.,
AF IV ENERGY II AIV A2, L.P.,
AF IV ENERGY II AIV A3, L.P.,
AF IV ENERGY II AIV A4, L.P.,
AF IV ENERGY II AIV A5, L.P.,
AF IV ENERGY II AIV A6, L.P.,
AF IV ENERGY II AIV A7, L.P.,
AF IV ENERGY II AIV A8, L.P.,
AF IV ENERGY II AIV A9, L.P.,
AF IV ENERGY II AIV A10, L.P.,
AF IV ENERGY II AIV A11, L.P.,
AF IV ENERGY II AIV A12, L.P.,
SSF III HALCON AIV B1, L.P.,
SSF III HALCON AIV 1, L.P.,
SSF III HALCON AIV 2, L.P.,
SSF III HALCON AIV 3, L.P.,
SSF IV HALCON AIV B1, L.P.,
SSF IV HALCON AIV 1, L.P.,
SSF IV HALCON AIV 2, L.P.,
SSF IV HALCON AIV 3, L.P.,
SSF IV HALCON AIV 4, L.P.,
SSF IV HALCON AIV 5, L.P.,
SSF IV HALCON AIV 6, L.P., and
SSF IV HALCON AIV 7, L.P.

By:	ARES MANAGEMENT LLC
Their:	Manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES MANAGEMENT LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES MANAGEMENT HOLDINGS L.P.

By: ARES HOLDCO LLC
Its: General Partner

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES HOLDCO LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES HOLDINGS INC.

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES MANAGEMENT CORPORATION

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES VOTING LLC

By: ARES PARTNERS HOLDCO LLC
Its: Sole Member

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES MANAGEMENT GP LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ARES PARTNERS HOLDCO LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory